                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   MARCH 29, 1999
                                                --------------------------------


                                  D-VINE LTD.
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
        --------------------------------------------------------------
                (State or other jurisdiction  of incorporation)



            DELAWARE                                     22-2732163
     -----------------------                        ---------------------
            (State or other jurisdiction               (IRS Employer
            of incorporation or organization)         Identification No.)



       712 FIFTH AVENUE, 7TH FLOOR, NEW YORK, NEW YORK           10019
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                  (Address of Principal Executive Offices)       (Zip Code)


                                 (212) 582-3400
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              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
       ----------------------------------------------------------------
         (Former Name or Former Address, If Changed since Last Report.)
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ITEM 5.   OTHER EVENTS

         On March 29, 1999, the Board of Directors of the Registrant, authorized one for one-thousand (1 for 1,000) reverse stock split of its issued and outstanding common , $.01 par value. The record date for those shares subject to the reverse split was March 26, 1999. The Company will not issue fractional shares due to the Reverse Split but will issue a whole share of the Company's common stock to holders in lieu of fractional shares. The reverse stock split and the amendment to the Certificate of Incorporation were approved by the written consent of the shareholders of the Registrant, who held in excess of 78% of the issued and outstanding common stock of the Registrant on March 26, 1999.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following Exhibits are included in this Current Report on Form 8-K:

         (3)  Certificate of Amendment dated March 30, 1999

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    D-VINE, LTD.
                                    (Registrant)


Date: March 30, 1999                By:   /s/ Edward J. Tobin
                                       -----------------------------------------
                                           Edward J. Tobin, President
                                           (Chief Executive Officer, Financial
                                             and Accounting Officer)

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